Exhibit 99.1

The Manitowoc Company Reports First-Quarter 2026 Financial Results; Maintains Full Year 2026 Guidance

First-Quarter 2026 Highlights

•
Orders of $645.7 million, up 5.8% year-over-year. Ending backlog of $939.9 million
•
Net sales of $494.6 million, up 5.0% year-over-year
•
Non-new machine sales of $165.7 million, up 3.2% year-over-year
•
Net cash provided by operating activities of $27.4 million, free cash flows of $19.2 million

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW) (the “Company” or “Manitowoc”) today reported a first-quarter net loss of $6.0 million, or $(0.17) per diluted share. First-quarter adjusted net loss(1) was $4.6 million or ($0.13) per diluted share.

Orders in the first quarter were $645.7 million, a 5.8% increase from the prior year, resulting in backlog of $939.9 million.

Net sales in the first quarter were $494.6 million, an increase of 5.0% from the prior year. Non-new machine sales were $165.7 million, an increase of 3.2% year-over-year. Adjusted EBITDA(1) was $19.6 million, a decrease of 9.7% from the prior year.

“The Manitowoc team delivered first quarter results in line with expectations. Backlog reached $940 million, our highest level in two years, reflecting strong demand for our products. Under our CRANES+50 strategy, non‑new machine sales rose 8% on a trailing twelve‑month basis to a record $696 million. In addition, customer feedback to our new products and aftermarket offerings at the ConExpo trade show was outstanding,” commented Aaron H. Ravenscroft, President and Chief Executive Officer of The Manitowoc Company.

“Backlog remains strong, orders are healthy, and customer sentiment continues to improve. In addition, our CRANES+50 strategy is driving more stable, higher‑margin recurring revenue, which sets a strong foundation for our long-term success,” concluded Ravenscroft.

Investor Conference Call

The Manitowoc Company will host a conference call for security analysts and institutional investors to discuss its first-quarter 2026 earnings results on Wednesday, May 6, 2026, at 10:00 a.m. ET (9:00 a.m. CT). Shareholders and prospective investors are encouraged to submit questions in advance to ion.warner@manitowoc.com. A live audio webcast of the call, along with the related presentation, will be available via webcast on the Manitowoc website at http://ir.manitowoc.com in the "Events & Presentations" section. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. (“Manitowoc” or the “Company”) was founded in 1902, and is headquartered in Milwaukee, Wisconsin, United States. Manitowoc, through its wholly-owned subsidiaries, provides high quality, customer-focused lifting products and services world-wide through its Grove, Manitowoc, National Crane, Potain, Shuttlelift, and Upfits by Aspen Equipment brands and its support-focused subsidiary MGX Equipment Services. For more information, visit www.manitowoc.com.

Footnote

(1)Adjusted net loss, adjusted diluted net loss per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted operating income, adjusted return on invested capital ("Adjusted ROIC"), and free cash flows are financial measures that are not in accordance with U.S. GAAP. For definitions and a reconciliation to the most comparable U.S. GAAP numbers, please see the schedule of “Non-GAAP Financial Measures” at the end of this press release.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•
macroeconomic conditions, including inflation, elevated interest rates, and tariffs as well as prior supply chain, labor and logistics constraints, have had, and may continue to have, a negative impact on Manitowoc’s ability to convert backlog into revenue (the timing of sales) which could impact, and has impacted, its financial condition, cash flows, and results of operations (including future uncertain impacts);
•
uncertainty regarding, and adverse changes to trade policy, including tariffs, reciprocal tariffs, trade agreements, ongoing negotiations on trade agreements with additional trade partners, legal challenges to certain tariffs authorities, updated guidance from regulators, export duties, import controls and trade barriers (including quotas);
•
actions of competitors;
•
changes in economic or industry conditions generally or in the markets served by Manitowoc;
•
geopolitical events, including the ongoing conflicts in Ukraine and in the Middle East, other political and economic conditions and risks and other geographic factors, have led to and may continue to lead to market disruptions, including volatility in commodity prices (including oil and gas), raw material and component costs, energy prices, inflation, consumer behavior, supply chain, and credit and capital markets, and could result in the impairment of assets;
•
changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies and changes in demand for used lifting equipment including changes in government approval and funding of projects;
•
the ability to convert backlog, orders, and order activity into sales and the timing of those sales;
•
the ability to focus on customers, new technologies, and innovation;
•
uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;
•
failure to comply with regulatory requirements related to the products and aftermarket services the Company sells;
•
the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;
•
the ability of Manitowoc's customers to receive financing;
•
risks associated with high debt leverage;
•
impairment of goodwill and/or intangible assets;
•
changes in revenues, margins and costs;
•
the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•
the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;
•
work stoppages, labor negotiations, labor rates, and labor costs;
•
the Company’s ability to attract and retain qualified personnel;
•
changes in the capital and financial markets;
•
the ability to complete and appropriately integrate acquisitions, strategic alliances, joint ventures, and other significant transactions;
•
issues associated with the availability and viability of suppliers;

•
the ability to significantly improve profitability;
•
realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those enhancements, savings, synergies, and options;
•
the replacement cycle of technologically obsolete products;
•
foreign currency fluctuation and its impact on reported results;
•
risks associated with data security and technological systems and protections;
•
the ability to direct resources to those areas that will deliver the highest returns;
•
risks associated with manufacturing or design defects;
•
natural disasters, other weather events, pandemics, and other public health crises disrupting commerce in one or more regions of the world;
•
issues relating to the ability to timely and effectively execute on manufacturing strategies, general efficiencies, and capacity utilization of the Company’s facilities;
•
the ability to focus and capitalize on product and service quality and reliability;
•
issues associated with the quality of materials, components, and products sourced from third parties and the ability to successfully resolve those issues;
•
changes in laws throughout the world, including governmental regulations on climate change;
•
the inability to defend against potential infringement claims on intellectual property rights;
•
the ability to sell products and services through distributors and other third parties;
•
issues affecting the effective tax rate for the year;
•
acts of terrorism; and
•
other risks and factors detailed in Manitowoc's 2025 Annual Report on Form 10-K, as such may be amended or supplemented in Manitowoc’s subsequently filed Quarterly Reports on Form 10-Q and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

THE MANITOWOC COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share and share amounts)

	Three Months Ended March 31,
	2026	2025
Net sales	$494.6	$470.9
Cost of sales	399.3	381.1
Gross profit	95.3	89.8
Operating costs and expenses:
Engineering, selling and administrative expenses	90.6	82.9
Amortization of intangible assets	0.8	0.8
Restructuring expense	0.8	0.8
Total operating costs and expenses	92.2	84.5
Operating income	3.1	5.3
Other expense:
Interest expense	(8.9)	(8.7)
Amortization of deferred financing fees	(0.4)	(0.4)
Other expense - net	(3.1)	(5.0)
Total other expense	(12.4)	(14.1)
Loss before income taxes	(9.3)	(8.8)
Benefit for income taxes	(3.3)	(2.5)
Net loss	$(6.0)	$(6.3)

Per Share Data and Share Amounts:
Basic net loss per common share	$(0.17)	$(0.18)

Diluted net loss per common share	$(0.17)	$(0.18)

Weighted average shares outstanding - basic and diluted	35,665,590	35,273,783

THE MANITOWOC COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(In millions, except par value and share amounts)

	March 31, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$78.4	$77.3
Accounts receivable, less allowances of $5.9 and $5.8, respectively	264.8	281.3
Inventories — net	744.1	683.9
Other current assets	45.4	54.1
Total current assets	1,132.7	1,096.6

Property, plant and equipment — net	334.9	343.0
Operating lease right-of-use assets	66.2	68.0
Goodwill	80.3	79.6
Other intangible assets — net	123.1	125.1
Other non-current assets	105.7	105.9
Total assets	$1,842.9	$1,818.2
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$450.4	$401.6
Customer advances	22.0	18.3
Short-term borrowings and current portion of long-term debt	10.8	13.7
Product warranties	35.4	36.2
Other liabilities	21.1	21.8
Total current liabilities	539.7	491.6
Non-Current Liabilities:
Long-term debt	436.6	447.1
Operating lease liabilities	51.9	53.6
Deferred income taxes	3.1	2.3
Pension obligations	44.2	45.3
Postretirement health and other benefit obligations	3.0	3.1
Long-term deferred revenue	19.1	18.8
Other non-current liabilities	59.4	61.2
Total non-current liabilities	617.3	631.4
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 35,909,584 and 35,473,418 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	610.3	616.7
Accumulated other comprehensive loss	(67.4)	(65.3)
Retained earnings	200.5	206.5
Treasury stock, at cost (4,884,399 and 5,320,565 shares, respectively)	(57.9)	(63.1)
Total stockholders' equity	685.9	695.2
Total liabilities and stockholders' equity	$1,842.9	$1,818.2

THE MANITOWOC COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended March 31,
	2026	2025
Cash Flows from Operating Activities:
Net loss	$(6.0)	$(6.3)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation expense	14.1	14.8
Amortization of intangible assets	0.8	0.8
Stock-based compensation expense	2.8	2.6
Amortization of deferred financing fees	0.4	0.4
(Gain) loss on sale of property, plant and equipment	(0.2)	0.1
Changes in operating assets and liabilities
Accounts receivable	15.8	(3.6)
Inventories	(67.6)	(66.0)
Other assets	13.7	1.2
Accounts payable	48.9	61.4
Accrued expenses and other liabilities	4.7	7.5
Net cash provided by operating activities	27.4	12.9
Cash Flows from Investing Activities:
Capital expenditures	(8.2)	(10.8)
Proceeds from sale of fixed assets	0.3	0.1
Purchase of assets	—	(12.9)
Net cash used for investing activities	(7.9)	(23.6)
Cash Flows from Financing Activities:
Payments on revolving credit facility	(9.0)	(15.0)
Proceeds from revolving credit facility	—	17.9
Proceeds from other debt	—	3.3
Payments on other debt	(3.3)	—
Other financing activities	(5.2)	(3.0)
Net cash (used for) provided by financing activities	(14.2)	3.2
Effect of exchange rate changes on cash and cash equivalents	(0.9)	0.9
Net increase (decrease) in cash and cash equivalents	4.4	(6.6)
Cash and cash equivalents at beginning of period	77.3	48.0
Cash and cash equivalents at end of period	$81.7	$41.4

Non-GAAP Financial Measures

Adjusted net loss, Adjusted DEPS, EBITDA, adjusted EBITDA, adjusted operating income, Adjusted ROIC, and free cash flows are financial measures that are not in accordance with U.S. GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Adjusted Net Loss and Adjusted DEPS

The Company defines adjusted net loss as net loss plus the addback or subtraction of restructuring and other non-recurring items. Adjusted DEPS is defined as adjusted net loss divided by diluted weighted average shares outstanding. Diluted weighted average common shares outstanding are adjusted for the effect of dilutive stock awards when there is net income on an adjusted basis, as applicable. The reconciliation of net loss and diluted net loss per share to adjusted net loss and Adjusted DEPS for the three months ended March 31, 2026 and 2025 are summarized as follows. All dollar amounts are in millions, except per share data and share amounts.

	Three Months Ended March 31,
	2026			2025
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$95.3	$—	$95.3	$89.8	$—	$89.8
Engineering, selling and administrative expenses (1)	(90.6)	0.8	(89.8)	(82.9)	—	(82.9)
Amortization of intangible assets	(0.8)	—	(0.8)	(0.8)	—	(0.8)
Restructuring expense (2)	(0.8)	0.8	—	(0.8)	0.8	—
Operating income	3.1	1.6	4.7	5.3	0.8	6.1
Interest expense	(8.9)	—	(8.9)	(8.7)	—	(8.7)
Amortization of deferred financing fees	(0.4)	—	(0.4)	(0.4)	—	(0.4)
Other expense - net	(3.1)	—	(3.1)	(5.0)	—	(5.0)
Loss before income taxes	(9.3)	1.6	(7.7)	(8.8)	0.8	(8.0)
Benefit for income taxes (3)	3.3	(0.2)	3.1	2.5	(0.2)	2.3
Net loss	$(6.0)	$1.4	$(4.6)	$(6.3)	$0.6	$(5.7)

Diluted weighted average common shares outstanding	35,665,590		35,665,590	35,273,783		35,273,783

Diluted net loss per share	$(0.17)		$(0.13)	$(0.18)		$(0.16)

(1)
The adjustments in 2026 represent the addback of $0.5 million of costs associated with a legal matter and $0.3 million of other one-time costs.
(2)
The adjustments in 2026 and 2025 represent the addback of restructuring expense.
(3)
The adjustments in 2026 and 2025 represent the net income tax impact of items (1) and (2).

Adjusted ROIC

The Company defines Adjusted ROIC as adjusted net operating profit after tax (“Adjusted NOPAT”) for the trailing twelve-months divided by the five-quarter average of invested capital. Adjusted NOPAT is calculated for each quarter by taking operating income plus the addback of amortization of intangible assets and the addback or subtraction of restructuring expenses, other non-recurring items - net, and provision for income taxes, which is determined using a 15% tax rate. Invested capital is defined as net total assets less cash and cash equivalents and income tax assets - net plus short-term and long-term debt. Income taxes assets - net are defined as net income tax payables/receivables, net deferred tax assets/liabilities, and uncertain tax positions.

The Company’s Adjusted ROIC as of March 31, 2026 was 5.1%. Below is the calculation of Adjusted ROIC as of March 31, 2026.

	Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	Trailing Twelve Months
Operating income	$3.1	$20.2	$18.5	$9.8	$51.6
Amortization of intangible assets	0.8	0.8	0.7	0.8	3.1
Restructuring expense	0.8	3.1	—	1.0	4.9
Other non-recurring items - net (1)	0.8	—	—	—	0.8
Adjusted operating income	5.5	24.1	19.2	11.6	60.4
Provision for income taxes	(0.8)	(3.6)	(2.9)	(1.7)	(9.1)
Adjusted NOPAT	$4.7	$20.5	$16.3	$9.9	$51.3

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	5-Quarter Average
Total assets	$1,842.9	$1,818.2	$1,900.6	$1,883.8	$1,763.8	$1,841.9
Total liabilities	(1,157.0)	(1,123.0)	(1,217.9)	(1,202.5)	(1,112.2)	(1,162.5)
Net total assets	685.9	695.2	682.7	681.3	651.6	679.3
Cash and cash equivalents	(78.4)	(77.3)	(39.7)	(32.9)	(41.4)	(53.9)
Short-term borrowings and current portion of long-term debt	10.8	13.7	20.5	10.7	17.6	14.7
Long-term debt	436.6	447.1	479.9	459.8	381.4	441.0
Income tax assets - net	(67.5)	(62.5)	(68.0)	(68.1)	(69.4)	(67.1)
Invested capital	$987.4	$1,016.2	$1,075.4	$1,050.8	$939.8	$1,013.9

Adjusted ROIC						5.1%
(1)
The adjustments in 2026 represents the addback of $0.5 million of costs associated with a legal matter and $0.3 million of other one-time costs.

Free Cash Flows

The Company defines free cash flows as net cash provided by operating activities less cash outflow from investment in capital expenditures. The reconciliation of net cash provided by operating activities to free cash flows for the three months ended March 31, 2026 and 2025 are summarized as follows. All dollar amounts are in millions.

	Three Months Ended March 31,
	2026	2025
Net cash provided by operating activities	$27.4	$12.9
Capital expenditures	(8.2)	(10.8)
Free cash flows	$19.2	$2.1

EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income (loss) before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA plus the addback or subtraction of restructuring expense, other expense - net, and other non-recurring items - net. The reconciliation of net income (loss) to EBITDA, and further to adjusted EBITDA for the three months ended March 31, 2026 and 2025, are summarized as follows. All dollar amounts are in millions.

	Three Months Ended March 31,		Trailing Twelve
	2026	2025	Months
Net income (loss)	$(6.0)	$(6.3)	$7.5
Interest expense and amortization of deferred financing fees	9.3	9.1	39.4
Provision (benefit) for income taxes	(3.3)	(2.5)	4.4
Depreciation expense	14.1	14.8	59.2
Amortization of intangible assets	0.8	0.8	3.1
EBITDA	14.9	15.9	113.6
Restructuring expense	0.8	0.8	4.9
Other non-recurring items - net (1)	0.8	—	0.8
Other expense - net (2)	3.1	5.0	0.3
Adjusted EBITDA	$19.6	$21.7	$119.6

Adjusted EBITDA margin percentage	4.0%	4.6%	5.5%

(1)
Other non-recurring items - net for the three months ended March 31, 2026 relate to $0.5 million of costs associated with a legal matter and $0.3 million of other one-time costs.
(2)
Other expense - net includes net foreign currency (gains) losses, other components of net periodic pension costs, and other items in the three months ended March 31, 2026, the three months ended March 31, 2025, and the trailing twelve months ended March 31, 2026.

For more information:

Ion Warner

SVP, Marketing and Investor Relations

ion.warner@manitowoc.com

+1 414-760-4805